Exhibit 10.2

GRANT AGREEMENT

[DATE]

[NAME]

[ADDRESS]

Re:	Material Sciences Corporation (the “Company”)

Dear [NAME]:

The Company is pleased to advise you that a Grant has been awarded to you under the Material Sciences Corporation Fiscal 2006 Long-Term Incentive Plan for Non Employee Directors (the “Plan”), a copy of which has been previously provided to you.

1. Definitions. Every term which is defined or given a special meaning in the Plan and which is not given a different meaning in this Agreement has the same meaning wherever it is used in this Agreement as the meaning it is given in the Plan.

2. Award of Grant. You are hereby awarded              units.

3. Redemption Date. Subject to the terms of the Plan, the scheduled Redemption Date for the Grant awarded hereunder is             .

4. Conformity with Plan. Your Grant and this Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan (which is incorporated herein by reference). Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. By executing and returning the enclosed copy of this Agreement, you acknowledge your receipt of this Agreement and the Plan and agree to be bound by all of the terms of this Agreement and the Plan.

5. Amendment. Except as otherwise provided herein and in the Plan, any provision of this Agreement may be amended or waived only with the prior written consent of you and the Company.

6. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same Agreement.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

GRANT AGREEMENT

Page Two

Please execute the extra copy of this Agreement in the space below and return it to the Company’s Secretary at its executive offices to confirm your understanding and acceptance of the agreements contained in this Agreement.

Very truly yours,

MATERIAL SCIENCES CORPORATION

By

Its

The undersigned hereby acknowledges having read this Agreement and the Plan and hereby agrees to be bound by all provisions set forth herein and in the Plan.

NON-EMPLOYEE DIRECTOR

Dated as of